UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007 (August 16, 2007)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 689-1535

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01	Other Events

On August 16, 2007, Silverado Green Fuel Inc. (“Silverado”), the wholly owned subsidiary of Silverado Gold Mines Ltd. (the “Company”), issued a press release (the “August 16 Press Release”) announcing that Silverado had contracted with Pickering Inc. of Jackson, Mississippi, to provide complete architectural and engineering plans for construction of Silverado’s lignite water fuel demonstration facility. The facility will be located on a 14-acre site already designated in the Red Hills Ecoplex outside Ackerman, Mississippi. Further information is set forth in the August 16 Press Release.

On August 24, 2007, Silverado issued a press release (the “August 24 Press Release,” together with the August 16 Press Release, the “Press Releases”) announcing that its representatives had attended the Coal to Liquids Coalition’s first conference at the Glade Springs Resort in Daniels, West Virginia. The summit was also attended by members of Congress, energy industry leaders, union officials and representatives of the United States Air Force. Further information is set forth in the August 24 Press Release.

The foregoing summaries of the Press Releases do not purport to be complete and is qualified in its entirety by reference to the full text of the Press Releases, copies of which are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Document
No.

99.1	Press Release dated August 16, 2007

99.2	Press Release dated August 24, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

Date: August 29, 2007	By:	/s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer